UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 21, 2019

CRYO CELL International, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-23386	22-3023093
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

700 Brooker Creek Boulevard, Oldsmar, Florida		34677
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (813) 749-2100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 per value	CCEL	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter)

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On November 21, 2019, the Company held its Annual Meeting of Stockholders. At the Annual Meeting, stockholders considered various matters including the election of seven directors, the ratification of the Company’s independent registered public accountants, the approval of a non-binding advisory resolution regarding the compensation of the Company’s named executive officers, the ratification of certain equity-based awards and stock issuances made pursuant to the Company’s incentive plans, the approval of certain amendments to those incentive plans and the approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation.

The final result of the stockholder vote was certified on November 26, 2019 and is as follows:

1.	To consider for election seven individuals to the Company’s Board of Directors

Under plurality voting, the seven nominees who received the most “FOR” votes were elected as directors. The Company’s stockholders elected the Board of Director’s seven nominees: Harold Berger; David Portnoy; Mark Portnoy; George Gaines; Jonathan Wheeler, M.D., Arthur Ellis and Brian Sheehy as directors, each for a one-year term, as follows:

Harold Berger
For	2,837,165
Withhold	1,942,926
Broker non-votes	1,693,063
Arthur Ellis
For	2,823,921
Withhold	1,956 170
Broker non-votes	1,693,063
George Gaines
For	2,867,652
Withhold	1,912,439
Broker non-votes	1,693,063
David I. Portnoy
For	2,922,700
Withhold	1,857,391
Broker non-votes	1,693,063

Mark L. Portnoy
For	2,885,600
Withhold	1,894,491
Broker non-votes	1,693,063
Brian Sheehy
For	2,881,932
Withhold	1,898,159
Broker non-votes	1,693,063
Jonathan H. Wheeler, M.D.
For	2,799,904
Withhold	1,980,187
Broker non-votes	1,693,063

2.	The ratification of the appointment of WIPFLI LLC as the Company’s independent registered public accounting firm for the fiscal year ending November 30, 2019.

For	Against	Abstain	Broker Non-Vote
6,200,926	270,660	1,568	—

3.	The approval of the Company’s non-binding resolution regarding the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Vote
4,345,320	431,636	3,135	1,693,063

4(a).

The ratification of equity-based awards and stock issuances made pursuant to the Company’s 2012 Equity Incentive Plan, as amended (the “2012 Plan”), the Company’s 2006 Stock Incentive Plan, as amended (the “2006 Plan”), and the Company’s 2000 Stock Incentive Plan, as amended (the “2000 Plan”).

For	Against	Abstain	Broker Non-Vote
3,518,410	403,348	4,035	1,693,063

4(b).	The approval and adoption of retrospective amendments to the 2000 Plan.

For	Against	Abstain	Broker Non-Vote
3,523,730	398,193	3,870	1,693,063

4(c).	The approval and adoption of retrospective amendments to the 2006 Plan.

For	Against	Abstain	Broker Non-Vote
3,523,580	398,218	3,995	1,693,063

4(d).	The approval and adoption of retrospective amendments to the 2012 Plan.

For	Against	Abstain	Broker Non-Vote
3,523,590	398,218	3,985	1,693,063

5.	The approval and adoption of the amended and restated 2012 Plan.

For	Against	Abstain	Broker Non-Vote
4,473,873	302,183	4,035	1,693,063

6.

The approval and adoption of an amendment to the Company’s Amended and Restated Certificate of Incorporation to delete the last sentence of Paragraph SIXTH thereof, which relates to indemnification obligations of the Company.

For	Against	Abstain	Broker Non-Vote
4,477,538	298,568	3,985	1,693,063

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Cryo-Cell International, Inc.

DATE: November 27, 2019	By:	/s/ David Portnoy
David Portnoy
Chairman and Co-Chief Executive Officer